                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - October 15, 1996



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)



        Pennsylvania                1-7410                       25-1233834
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number                Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000

ITEM 5.  OTHER EVENTS

By press release dated October 15, 1996, Mellon Bank Corporation (the "Corporation") announced the adoption of a new Shareholder Protection Rights Agreement. The Corporation also announced approval of the establishment of an employee stock benefit trust.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated October 15, 1996, announcing the matters referenced in Item 5 above.

99.2     Mellon Bank Corporation Press Release, dated October 15, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION

Date:  October 16, 1996       By:   STEVEN G. ELLIOTT
                                  ---------------------
                                  Steven G. Elliott
                                  Vice Chairman, Chief
                                  Financial Officer & Treasurer

                                 EXHIBIT INDEX



Number   Description                                  Method of Filing

99.1    Press Release dated October 15, 1996          Filed herewith

99.2    Press Release dated October 15, 1996          Filed herewith